                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the MigraTEC, Inc. Long-Term Incentive Plan, as amended and restated, of our report dated March 2, 2001, with respect to the consolidated financial statements of MigraTEC, Inc. included in its Annual Report (Form 10-KSB) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.


                                                      /s/ ERNST & YOUNG LLP

Dallas, Texas
April 18, 2001